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                                                                   EXHIBIT 10.11


                       FIRST AMENDMENT TO SUPPLY AGREEMENT

         This First Amendment to the Supply Agreement (the "Amendment") is entered into and is effective as of this 6th day of March, 2001, by and between SULZER CARBOMEDICS INC. ("Company"), having its principal place of business at 1300 East Anderson Lane, Austin, Texas 78752, and MEDICAL CV INC. (formerly known as CV Dynamics d/b/a Medical Incorporated) ("Supplier"), having a principal place of business at 9725 South Robert Trail, Inver Grove Heights, Minnesota 55077.

         WHEREAS, the Company and Supplier's predecessor, CV Dynamics entered into a Supply Agreement dated July 24, 1998 (the "Agreement"); and

         WHEREAS, Supplier desires to be bound by the terms of the Agreement as if executed by it; and

         WHEREAS, Company and Supplier now desire to amend the Agreement as provided herein;

         NOW THEREFORE, in consideration of the mutual promises set forth in this Amendment and other good and valuable consideration, the parties agree to the following terms:

         1. Supplier agrees to be bound by the terms of the Agreement which are incorporated by reference herein, as modified by this Amendment.

         2. Exhibit B of the Agreement is hereby revoked and replaced with Exhibit B hereto.

         3. Section 3(a) of the Agreement is hereby revoked and replaced with the following:

                  (a) Effective as of the date first written above, Sulzer Carbomedics agrees to supply such Components at the prices set forth in Exhibit B.

         4. Section 14 of the Agreement is hereby amended to revise the expiration date to December 31, 2003.

         5. Unless expressly modified by this Amendment, all other provisions in the Agreement will remain unchanged and in full force and effect and shall be binding and enforceable as to the Company and the Supplier.

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         IN WITNESS WHEREOF the parties have caused the Amendment to be executed by their duly authorized representatives as of the date and year set forth above.

Medical CV Inc.                             Sulzer Carbomedics Inc.

By: /s/ Adel Mikhail                        By: /s/ Charles D. Griffen
    --------------------------------            --------------------------------

Printed Name: Adel Mikhail                  Printed Name: Charles D. Griffen
             -----------------------            --------------------------------

Title: President/CEO                        Title: V.P.- General Manager
      ------------------------------               -----------------------------

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                           PRICE AND QUANTITY SCHEDULE


                                MINIMUM QUANTITY

                      [*] valve set minimum order per year


                                      PRICE

      DISC PRICE                ORIFICE PRICE              VALVE SET PRICE
      ----------                -------------              ---------------
          [*]                       [*]                           [*]








*Confidential portion omitted and filed separately with the SEC.


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